CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




     We consent to the inclusion in Form 10-KSB of SpaceDev, Inc. of our report dated February 10, 2005, relating to the consolidated financial statements of SpaceDev, Inc. for the year ended December 31, 2004.





San  Diego,  California                            PKF
March  28,  2005                                   Certified  Public Accountants
                                                   A  Professional  Corporation